1. Organization and Nature of Operations	15 Months Ended
Mar. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
1. Organization and Nature of Operations

Note 1 Organization and Nature of Operations

Safety Quick Lighting & Fans Corp. (“Company”), a Florida company, converted from an LLC to a C Corporation on November 6, 2012.

The Company was originally organized in May 2004 as a limited liability company under the name of Safety Quick Light, LLC (“SQL-LLC”). The Company holds a number of worldwide patents, and has received a variety of final electrical code approvals, including UL-Listing and CSA approval (for the United States and Canadian Markets), and CE (for the European market).

The Company’s patented product is a quick-connect, Power-Plug device (that holds up to 200 pounds) used in light fixtures and ceiling fans. The two-part device consists of a female receptacle which installs into all junction boxes, and a male plug which is pre-installed in the lighting fixtures/ceiling fans. The connection device allows for safe, quick and easy installation of a light fixture and ceiling fan, similar to Plugging-In a table lamp into a wall outlet and eliminating the need to deal with or touch electrical wires.

The Company intends to market consumer friendly, energy saving “Plug-In” ceiling fans and light fixtures under the world trusted GE brand. The Company also owns 98.8% of SQL Lighting & Fans LLC (“Subsidiary”). The Subsidiary was incorporated in Florida on April 27, 2011 and is in the business of manufacturing the patented device that the Company owns.